Exhibit 10.6.7

SIXTH AMENDMENT OF VENTURE LOAN AND SECURITY AGREEMENT

This SIXTH AMENDMENT OF VENTURE LOAN AND SECURITY AGREEMENT (this “Agreement”), effective and dated as of March 1, 2014, is entered into by and between Xtera Communications, Inc., a Delaware corporation (“Xtera” or “Borrower”) and Horizon Funding Trust 2013-1 (“Horizon Trust”), as assignee of Horizon Technology Finance Corporation, a Delaware corporation (“Horizon” and collectively with Horizon Trust, “Lender”).

RECITALS

A. Xtera and Lender are parties to a certain Venture Loan and Security Agreement dated as of May 10, 2011, as amended from time to time (as amended, the “Loan Agreement”) pursuant to which Lender, among other things, has (i) provided certain loans to Xtera as evidenced by (1) a certain Secured Promissory Note (Loan A) executed by Xtera in favor of Lender, dated as of May 10, 2011, in the original principal amount of Ten Million Dollars ($10,000,000) (the “Loan A Note”) and (2) a certain Secured Promissory Note (Loan B) executed by Xtera in favor of Lender, dated as of December 27, 2011, in the original principal amount of Two Million Dollars ($2,000,000) (the “Loan B Note” and together with the Loan A Note, the “Notes”), and (ii) been granted a security interest in all assets of Xtera, including Intellectual Property (as defined in the Loan Agreement).

B. Horizon transferred all right, title and interest in and to the Notes to Horizon Funding 2013-1 LLC (“Funding”) on or about June 28, 2013.

C. Funding subsequently sold all right, title and interest in and to the Notes to Horizon Trust on or about June 28, 2013.

D. Xtera has now requested that Lender amend the Loan Agreement to revise the repayment schedule with respect to the Notes.

E. Lender is willing to grant such request, but only to the extent, and in accordance with the terms, and subject to the conditions, set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Co-Borrowers and Lender hereby agree as follows:

1.	Definitions; Interpretation. Unless otherwise defined herein, all capitalized terms used herein and defined in the Loan Agreement shall have the respective meanings given to those terms in the Loan Agreement. Other rules of construction set forth in the Loan Agreement, to the extent not inconsistent with this Agreement, apply to this Agreement and are hereby incorporated by reference.

2.	Amendments to Loan Agreement.

(a)	Borrower and Lender hereby agree that the definition of “Loan Rate” in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

““Loan Rate” means, with respect to each Loan, (i) commencing as of the Funding Date for each Loan and continuing through June 30, 2014, the per annum rate of interest (based upon a year of twelve 30-day months) equal to 11.50% and (ii) commencing as of July 1, 2014 and continuing through the repayment in full of the Loans, the per annum rate of interest (based upon a year of twelve 30-day months) equal to 12.50%.”

(b)	Borrower and Lender hereby agree that Section 2.3(b) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Optional Prepayment. Upon ten (10) Business Days’ prior written notice to Lender, Borrower may, at its option, at any time, prepay all, and not less than all, of the Loans in full by paying to Lender an amount equal to (i) all accrued and unpaid Scheduled Payments with respect to the Loans due prior to the date of prepayment; (ii) any accrued and unpaid interest on the outstanding principal amount of the Loans, (iii) an amount equal to (A) if the Loans are prepaid within twelve (12) months from the Funding Date, four (4%) percent of the then outstanding principal balance of the Loans, (B) if the Loans are prepaid more than twelve (12) months from the Funding Date but less than twenty-four (24) months from the Funding Date, three (3%) percent of the then outstanding principal balance of the Loans, or (C) if the Loans are prepaid more than twenty-four (24) months from the Funding Date but prior to the Maturity Date, one (1%) percent of the then outstanding principal balance of the Loans, (iv) the outstanding principal balance of the Loans, and (iv) all other sums, if any, that shall have become due and payable hereunder. Notwithstanding the foregoing, if, as of the date of prepayment of the Loans, no Event of Default has occurred and is continuing, Borrower shall not be required to pay the amounts set forth in clause (iii) of this Section 2.3(b) in connection with such prepayment. Except as set forth in this Section 2.3. the Loans may not be prepaid.”

(c)	Borrower and Lender hereby agree that Section 2.6(g) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Loan A Final Payment. Borrower shall pay to Lender a payment in the amount of One Million Six Hundred Sixty-Six Thousand Sixty-Six and 67/100 Dollars ($1,666,666.67) (the “Loan A Final Payment”) upon the earlier of (i) payment in full of the principal balance of Loan A, (ii) an Event of Default and demand by Lender of payment in full of Loan A or (iii) on the Loan A Maturity Date, as applicable.”

(d)	Borrower and Lender hereby agree that Section 2.6(h) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Loan B Final Payment. Borrower shall pay to Lender a payment in the amount of Three Hundred Thirty-Three Thousand Three Hundred Thirty-Three and 33/100 Dollars ($333,333.33) (the “Loan B Final Payment”) upon the earlier of (i) payment in full of the principal balance of Loan B, (ii) an Event of Default and demand by Lender of payment in full of Loan B or (iii) on the Loan B Maturity Date, as applicable.”

(e)	Borrower and Lender hereby agree that the following language shall be added to the Loan Agreement as Section 6.12:

“Board Observation Rights, For so long as the Obligations remain outstanding, Borrower shall permit a designee of Lender or its Affiliates (the “Observer”) to attend all meetings of Borrower’s Board of Directors (whether in person, telephonic or other) in a nonvoting, observer capacity and in this respect, Borrower shall provide the Observer, concurrently with Borrower’s delivery to the members of the Board of Directors, with copies of all notices, minutes, consents, and other materials that Borrower provides to such members; provided, however, that the Observer agrees to hold all information so provided to it or learned by it in connection with its rights hereunder in confidence and trust in accordance with the confidentiality obligations of this Agreement; it being understood and agreed that, notwithstanding the foregoing, the Observer shall be permitted to disclose such information to Lender and its Affiliates for use in connection with the servicing of the Obligations; and provided, further, that Borrower reserves the right to withhold any information from Observer if Observer’s access to such information could adversely affect the attorney-client privilege between Borrower and its counsel.”

3.	Amendment to Notes. The Notes are hereby amended and restated in their entirety as set forth in Exhibit A and Exhibit B attached hereto and made a part hereof (the “Third Amended and Restated Notes”).

4.	Conditions to Effectiveness. Lender’s consent and agreement contained herein is expressly conditioned on the following:

(a)	Borrower executing and delivering to Lender an executed copy of this Agreement;

(b)	Borrower executing and delivering to Lender the Third Amended and Restated Notes; and

(c)	Borrower reimbursing Lender for its legal fees incurred in connection with the drafting and negotiation of this Agreement in the sum of Seven Thousand Five Hundred Dollars ($7,500).

5.	Effect of Agreement. On and after the date hereof, each reference to the Loan Agreement in the Loan Agreement or in any other document shall mean the Loan Agreement as amended by this Agreement. Except as expressly provided hereunder, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power, or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement. Except to the limited extent expressly provided herein, nothing contained herein shall, or shall be construed to (nor shall the Borrower ever argue to the contrary) (i) modify the Loan Agreement or any other Loan Document (ii) modify, waive, impair, or affect any of the covenants, agreements, terms, and conditions thereof, or (iii) waive the due keeping, observance and/or performance thereof, each of which is hereby ratified and confirmed by the Borrower. Except as expressly amended herein, the Loan Agreement remains in full force and effect.

6.	Headings. Headings in this Agreement are for convenience of reference only and are not part of the substance hereof.

7.	Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut without reference to conflicts of law rules.

8.	Counterparts. This Agreement may be executed in any number of counterparts, including by electronic or facsimile transmission, each of which when so delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.

9.	Integration. This Agreement and the Loan Documents constitute and contain the entire agreement of Borrower and Lender with respect to their respective subject matters, and supercede any and all prior agreements, correspondence and communications.

IN WITNESS WHEREOF, Borrower and Lender have caused this Agreement to be executed as of the day and year first above written.

BORROWER:

XTERA COMMUNICATIONS, INC.

By:	/s/ Jon R. Hopper
Name:	Jon R. Hopper
Title:	CEO

LENDER:

HORIZON FUNDING TRUST 2013-1
By:	Horizon Technology Finance Corporation, its agent

By:	/s/ Robert D. Pomeroy, Jr.
Robert D. Pomeroy, Jr.
Chief Executive Officer

[Signature page to Sixth Amendment to Venture Loan and Security Agreement]

EXHIBIT A

Third Amended and Restated Promissory Note

(See attached)

THIRD AMENDED AND RESTATED SECURED PROMISSORY NOTE

(Loan A)

$5,918,377.53	Originally Dated: May 10, 2011

Amended and Restated as of: April 1, 2013

Second Amended and Restated as of November 1, 2013

Third Amended and Restated as of March 1, 2014

FOR VALUE RECEIVED, the undersigned, XTERA COMMUNICATIONS, INC., a Delaware corporation (“Borrower”). HEREBY PROMISES TO PAY to HORIZON FUNDING TRUST 2013-1, as assignee of HORIZON TECHNOLOGY FINANCE CORPORATION, a Delaware corporation (“Lender”) the principal amount of Ten Million and 00/100 Dollars ($10,000,000.00) or such lesser amount as shall equal the outstanding principal balance of the Loan A made to Borrower by Lender pursuant to the Loan Agreement (as defined below), and to pay all other amounts due with respect to the Loan on the dates and in the amounts set forth in the Loan Agreement. This Note replaces and supersedes, in its entirety, that certain Amended and Restated Secured Promissory Note (Loan A) issued by Borrower to Lender on April 1, 2013 (the “Original Note”) in the original principal amount of Ten Million Dollars ($10,000,000). The principal amount evidenced by this Note as due and owing includes the outstanding principal from the Original Note in the sum of Five Million Seven Hundred Sixty-One Thousand Eight Hundred Sixty-Seven and 73/100 Dollars ($5,761,867.73), as well as the capitalization of late fees accrued as of July 1, 2014, in the sum of One Hundred Fifty-Six Thousand Five Hundred Nine and 80/100 Dollars ($156,509.80). Nothing contained herein shall be deemed a repayment or novation of the Original Notes.

Interest on the principal amount of this Note from the date of this Note shall accrue at the Loan Rate or, if applicable, the Default Rate. The Loan Rate for this Note is (i) from May 10, 2011 through June 30, 2014, 11.50%, and (ii) from July 1, 2014 until the repayment in full of the Loan, 12.50% per annum, each based on a year of twelve 30-day months. If the Funding Date is not the first day of the month, interim interest accruing from the Funding Date through the last day of that month shall be paid on the first calendar day of the next calendar month. Commencing July 1, 2011, through and including June 1, 2012, on the first day of each month, Borrower shall make payments of accrued interest only on the outstanding principal amount of the Loan in the amount of Ninety-Five Thousand Eight Hundred Thirty-Three and 33/100 Dollars ($95,833.33). Commencing on July 1, 2012, and continuing on the first day of each month thereafter through March 1, 2013, Borrower shall make to Lender a payment of principal plus accrued interest on the then outstanding principal amount due hereunder each in the amount of Three Hundred Eighty-Five Thousand One Hundred Twenty-Six and 65/100 Dollars ($385,126.65).

Commencing on April 1, 2013, through and including June 1, 2013 on the first day of each month, Borrower shall make a payment of accrued interest only on the outstanding principal amount of the Loan in the amount of Sixty-Nine Thousand Nine Hundred Three and 61/100 Dollars ($69,903.61).

Commencing on July 1, 2013, through and including September 1, 2013 on the first day of each month, Borrower shall make payments of principal plus accrued interest on the then outstanding principal amount due hereunder in the amount of Two Hundred Twenty-Seven Thousand Five Hundred Fifteen and 13/100 Dollars ($227,515.13).

On October 1, 2013, Borrower shall make to Lender a payment of principal plus accrued interest on the then outstanding principal amount due hereunder each in the amount of Four Hundred Fourteen Thousand One Hundred Twenty-Seven and 52/100 Dollars ($414,127.52).

Commencing on November 1, 2013, through and including May 1, 2014, on the first day of each month, Borrower shall make payments of accrued interest only on the outstanding principal amount of the Loan in the amount of Sixty-One Thousand Nine Hundred Eighty-Six and 06/100 Dollars ($61,986.06).

On June 1, 2014, Borrower shall make to Lender a payment of principal plus accrued interest on the then outstanding principal amount due hereunder in the amount of Seven Hundred Sixty Eight Thousand Two Hundred Twenty Eight and 96/100 Dollars ($768,228.96).

On July 1, 2014, Borrower shall make a payment of accrued interest only on the outstanding principal amount of the Loan in the amount of Fifty-Five Thousand Two Hundred Seventeen and 90/100 Dollars ($55,217.90).

Commencing on August 1, 2014, through and including October 1, 2014, on the first day of each month, Borrower shall make payments of accrued interest only on the outstanding principal amount of the Loan in the amount of Sixty Thousand Nineteen and 46/100 Dollars ($60,019.46).

Commencing on November 1, 2014, through and including January 1, 2015, on the first day of each month, Borrower shall make to Lender a payment of principal plus accrued interest on the then outstanding principal amount due hereunder each in the amount of Ninety-Seven Thousand Eight Hundred Eighteen and 63/100 Dollars ($97,818.63).

Commencing on February 1, 2015, through and including April 1, 2015, on the first day of each month, Borrower shall make to Lender a payment of principal plus accrued interest on the then outstanding principal amount due hereunder each in the amount of One Hundred Thirty-Six Thousand Nine Hundred Forty-Six and 08/100 Dollars ($136,946.08).

Commencing on May 1, 2015, through and including July 1, 2015, on the first day of each month, Borrower shall make to Lender a payment of principal plus accrued interest on the then outstanding principal amount due hereunder each in the amount of One Hundred Ninety-Five Thousand Six Hundred Thirty-Seven and 26/100 Dollars ($195,637.26).

Commencing on August 1, 2015, through and including October 1, 2015, on the first day of each month, Borrower shall make to Lender a payment of principal plus accrued interest on the then outstanding principal amount due hereunder each in the amount of Two Hundred Thirty-Four Thousand Seven Hundred Sixty-Four and 71/100 Dollars ($234,764.71).

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Commencing on November 1, 2015, through and including January 1, 2016, on the first day of each month, Borrower shall make to Lender a payment of principal plus accrued interest on the then outstanding principal amount due hereunder each in the amount of Two Hundred Seventy-Three Thousand Eight Hundred Ninety-Two and 16/100 Dollars ($273,892.16).

Commencing on February 1, 2016, through and including December 1, 2016, on the first day of each month, Borrower shall make to Lender a payment of principal plus accrued interest on the then outstanding principal amount due hereunder each in the amount of Three Hundred Thirteen Thousand Nineteen and 61/100 Dollars ($313,019.61).

On December 31, 2016, Borrower shall make to Lender a payment of principal plus accrued interest on the then outstanding principal amount due hereunder in the amount of Seven Hundred Eighty Thousand Six Hundred Two and 21/100 Dollars ($780,602.21).

On December 31, 2016, or the earlier repayment in full of the Loan, Borrower shall make a payment of One Million Six Hundred Sixty-Six Thousand Six Hundred Sixty-Six and 67/100 Dollars ($1,666,666.67) to Lender (the “Final Payment”). If not sooner paid, all outstanding amounts hereunder and under the Loan Agreement shall become due and payable on December 31, 2016.

Principal, interest and all other amounts due with respect to the Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement. The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

This Note is referred to in, and is entitled to the benefits of, the Venture Loan and Security Agreement dated May 10, 2011 by and between Borrower and Lender (as amended, the “Loan Agreement”). The Loan Agreement, among other things, (a) provides for the making of a secured Loan to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

This Note may not be prepaid except as set forth in Section 2.3 of the Loan Agreement.

This Note and the obligation of Borrower to repay the unpaid principal amount of the Loan, interest on the Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Connecticut.

[Remainder of page intentionally blank. Signature page follows]

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IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER:
XTERA COMMUNICATIONS, INC.

By:

Name:

Title:

Signature page to Xtera A&R Loan A Note

EXHIBIT B

Third Amended and Restated Promissory Note

(See attached)

THIRD AMENDED AND RESTATED SECURED PROMISSORY NOTE

(Loan B)

$1,644,570.43	Originally Dated: December 27, 2011

Amended and Restated as of: April 1, 2013

Second Amended and Restated as of: November 1, 2013

Third Amended and Restated as of: March 1, 2014

FOR VALUE RECEIVED, the undersigned, XTERA COMMUNICATIONS, INC., a Delaware corporation (“Borrower”), HEREBY PROMISES TO PAY to HORIZON FUNDING TRUST 2013-1, as assignee of HORIZON TECHNOLOGY FINANCE CORPORATION, a Delaware corporation (“Lender”) the principal amount of Two Million and 00/100 Dollars ($2,000,000.00) or such lesser amount as shall equal the outstanding principal balance of the Loan B made to Borrower by Lender pursuant to the Loan Agreement (as defined below), and to pay all other amounts due with respect to the Loan on the dates and in the amounts set forth in the Loan Agreement. This Note replaces and supersedes, in its entirety, that certain Amended and Restated Secured Promissory Note (Loan B) issued by Borrower to Lender on April 1, 2013 (the “Original Note”) in the original principal amount of Two Million Dollars ($2,000,000). The principal amount evidenced by this Note as due and owing includes the outstanding principal from the Original Note in the sum of One Million Six Hundred One Thousand Eighty and 23/100 Dollars ($1,601,080.23), as well as the capitalization of late fees accrued as of July 1, 2014, in the sum of Forty-Three Thousand Four Hundred Ninety and 20/100 Dollars ($43,490.20). Nothing contained herein shall be deemed a repayment or novation of the Original Note.

Interest on the principal amount of this Note from the date of this Note shall accrue at the Loan Rate or, if applicable, the Default Rate. The Loan Rate for this Note is (i) from December 27, 2011 through June 30, 2014 11.50% and (ii) from July 1, 2014 through the repayment in full of the Loan, 12.50% per annum, each based on a year of twelve 30-day months. If the Funding Date is not the first day of the month, interim interest accruing from the Funding Date through the last day of that month shall be paid on the first calendar day of the next calendar month.

Commencing February 1, 2012, through and including January 1, 2013, on the first day of each month, Borrower shall make payments of accrued interest only on the outstanding principal amount of the Loan in the amount of Nineteen Thousand One Hundred Sixty-Six and 67/100 Dollars ($19,166.67).

On February 1, 2013 and March 1, 2013, Borrower shall make to Lender equal payments of principal plus accrued interest on the then outstanding principal amount due hereunder each in the amount of Seventy-Seven Thousand Twenty-Five and 33/100 Dollars ($77,025.33).

Commencing on April 1, 2013, through and including June 1, 2013 on the first day of each month, Borrower shall make payments of accrued interest only on the outstanding principal amount of the Loan in the amount of Eighteen Thousand Fifty-Two and 40/100 Dollars ($18,052.40).

Commencing on July 1, 2013, through and including September 1, 2013 on the first day of each month, Borrower shall make payments of principal plus accrued interest on the then outstanding

On October 1, 2013, Borrower shall make to Lender a payment of principal plus accrued interest on the then outstanding principal amount due hereunder each in the amount of Eighty-One Thousand Fifty-Nine and 75/100 Dollars ($81,059.75).

Commencing on November 1, 2013, through and including May 1, 2014, on the first day of each month, Borrower shall make payments of accrued interest only on the outstanding principal amount of the Loan in the amount of Sixteen Thousand Five Hundred Eighty-Four and 49/100 Dollars ($16,584.49).

On June 1, 2014, Borrower shall make to Lender a payment of principal plus accrued interest on the then outstanding principal amount due hereunder in the amount of One Hundred Forty Six Thousand Fifty Nine and 40/100 Dollars ($146,059.40).

On July 1, 2014, Borrower shall make a payment of accrued interest only on the outstanding principal amount of the Loan in the amount of Fifteen Thousand Three Hundred Forty-Three and 69/100 Dollars ($15,343.69).

Commencing on August 1, 2014, through and including October 1, 2014, on the first day of each month, Borrower shall make payments of accrued interest only on the outstanding principal amount of the Loan in the amount of Sixteen Thousand Six Hundred Seventy-Seven and 92/100 Dollars ($16,677.92).

Commencing on November 1, 2014, through and including January 1, 2015, on the first day of each month, Borrower shall make to Lender a payment of principal plus accrued interest on the then outstanding principal amount due hereunder each in the amount of Twenty-Seven Thousand One Hundred Eighty-One and 37/100 Dollars ($27,181.37).

Commencing on February 1, 2015, through and including April 1, 2015, on the first day of each month, Borrower shall make to Lender a payment of principal plus accrued interest on the then outstanding principal amount due hereunder each in the amount of Thirty-Eight Thousand Fifty-Three and 92/100 Dollars ($38,053.92).

Commencing on May 1, 2015, through and including July 1, 2015, on the first day of each month, Borrower shall make to Lender a payment of principal plus accrued interest on the then outstanding principal amount due hereunder each in the amount of Fifty-Four Thousand Three Hundred Sixty-Two and 74/100 Dollars ($54,362.74).

Commencing on August 1, 2015, through and including October 1, 2015, on the first day of each month, Borrower shall make to Lender a payment of principal plus accrued interest on the then outstanding principal amount due hereunder each in the amount of Sixty-Five Thousand Two Hundred Thirty-Five and 29/100 Dollars ($65,235.29).

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Commencing on November 1, 2015, through and including January 1, 2016, on the first day of each month, Borrower shall make to Lender a payment of principal plus accrued interest on the then

Commencing on February 1, 2016, through and including December 1, 2016, on the first day of each month, Borrower shall make to Lender a payment of principal plus accrued interest on the then outstanding principal amount due hereunder each in the amount of Eighty-Six Thousand Nine Hundred Eighty and 39/100 Dollars ($86,980.39).

On December 31, 2016, Borrower shall make to Lender a payment of principal plus accrued interest on the then outstanding principal amount due hereunder in the amount of Two Hundred Sixteen Thousand Nine Hundred Ten and 01/100 Dollars ($216,910.01).

On December 31, 2016, or the earlier repayment in full of the Loan, Borrower shall make a payment of Three Hundred Thirty-Three Thousand Three Hundred Thirty-Three and 33/100 Dollars ($333,333.33) to Lender (the “Final Payment”). If not sooner paid, all outstanding amounts hereunder and under the Loan Agreement shall become due and payable on December 31, 2016.

Principal, interest and all other amounts due with respect to the Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement. The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

This Note is referred to in, and is entitled to the benefits of, the Venture Loan and Security Agreement dated May 10, 2011 by and between Borrower and Lender (as amended from time to time, the “Loan Agreement”). The Loan Agreement, among other things, (a) provides for the making of a secured Loan to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

This Note may not be prepaid except as set forth in Section 2.3 of the Loan Agreement

This Note and the obligation of Borrower to repay the unpaid principal amount of the Loan, interest on the Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement

Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Connecticut.

[Remainder of page intentionally blank. Signature page follows.]

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IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER:
XTERA COMMUNICATIONS, INC.

By:

Name:

Title:

Signature Page to Xtera A&R Loan B Note